Exhibit 10.30

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPERATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT TO GAS PROCESSING AGREEMENT

                This Amendment to Gas Processing Agreement (“Amendment”) is made and entered into this 11th day of December, 2007, by and between Markwest Javelina Company (“Processor”) and CITGO Refining and Chemicals Company, L.P. (“Supplier”).

RECITALS

                A.            Processor and Supplier are parties to that certain Gas Processing Agreement made and entered into effective November 1, 2007 (the “Gas Processing Agreement”).

                B.            Processor and Supplier desire to enter into this Amendment to correct and clarify certain inadvertent mutual mistakes and omissions as contained in the Gas Processing Agreement executed by the parties.

                NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

                1.             Section 10.1 of the Gas Processing Agreement is hereby amended to delete the date “July 1, 2007” and replace it with the date “November 1, 2007.”

                2.             The Gas Processing Agreement is hereby amended by deleting Exhibit B attached thereto and replacing it with the complete Exhibit B attached to this Amendment.

                3.             Except for the foregoing, all other terms and provisions of the Gas Processing Agreement shall remain in full force and effect.

                4.             This Amendment may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

                IN WITNESS WHEREOF, this Amendment is executed effective by the parties as of the date hereof.

Supplier:

CITGO REFINING AND CHEMICALS COMPANY, L.P.

By:	/s/ DOYLE P. DOMMERT
Name:	Doyle P. Dommert
Title:	GM, Petrochemicals

Processor:

MARKWEST JAVELINA COMPANY

By:	/s/ FRANK M. SEMPLE
Name:	Frank M. Semple
Title:	President and CEO

EXHIBIT B

Plant Allocation Statement

Statement 1 of Exhibit B

Statement 1

Javelina Plant Allocation

Measurement and Analysis Data

Month, Year

Molecular Analysis

	Inlet				Inlet
	Meter	Residue	Inlet Gas		Meter	Residue	Inlet Gas
	#441-207	Meter	Gallons	Pounds	#441-200	Meter	Gallons	Pounds
			Per Mcf				Per Mcf
Hydrogen	**	0.00%			**	0.00%
Nitrogen	**	0.00%			**	0.00%
CO1	**	0.00%			**	0.00%
CO2	**	0.00%			**	0.00%
Methane	**	0.00%			**	0.00%
Ethane	**	0.00%	**	**	**	0.00%	**	**
Ethylene	**	0.00%	**	**	**	0.00%	**	**
Propane	**	0.00%	**	**	**	0.00%	**	**
Propylene	**	0.00%	**	**	**	0.00%	**	**
Iso Butane	**	0.00%	**	**	**	0.00%	**	**
Normal Butane	**	0.00%	**	**	**	0.00%	**	**
Iso Pentanes	**	0.00%	**	**	**	0.00%	**	**
Normal Pentanes	**	0.00%	**	**	**	0.00%	**	**
Hexanes	**	0.00%	**	**	**	0.00%	**	**
Total	**	0.00%	**	**	**	0.00%	**	**

Volume:
Mcfs @ 14.65	**				**
Mmbtus	**				**
Btu Wet	**				**
Dry	**				**

Pro-Rata Share of Inlet Gas Mcfs
	**				**
Combined
Volume:
Mcfs @ 14.65	**
Mmbtus	**

Pro-Rata Share of Inlet Gas Mcfs					**

* All volumes and amounts are fictional and intended for this example only.

EXHIBIT B

Plant Allocation Statement

Statement 2 of Exhibit B

Statement 2

Javelina Plant Allocation

Plant Thermal Reduction "PTR"

Month, Year

Mmbtus
Residue Gas:
Theoretical Residue Gas Attributable to Supplier's Off-Gas	**
Total Quantity of Theoretical Residue Gas for all Inlet Gas	**

Ratio of Supplier's Theoretical Residue Gas	**

Actual Residue Gas attributable to All Inlet Gas	**

Residue Gas Attributable to Supplier's Off-Gas	**

Plant Thermal Reduction "PTR"
Inlet 441-207 and Inlet 441-200	**

Residue Gas Attributable to Supplier's Off-Gas	**

Refiner's Plant Thermal Reduction PTR	**

* All volumes and amounts are fictional and intended for this example only.

EXHIBIT B

Plant Allocation Statement

Statement 3 of Exhibit B

Statement 3

Javelina Plant Allocation

Residue Gas Imbalance

Month, Year

Mmbtus
Allocated Residue	**
Delivered Residue	**
Cumulative Balance Due Refinery/(Javelina) prior to settlement	**
Imbalance Settlement	**
Balance Due Refinery/(Javelina) after settlement	**

Settlement/Imbalance:	**
Mmbtus	**
Price	**
Balance Due Refinery/(Javelina) after settlement

Excess Gas Purchase/Sale
Mmbtus	**
Price	**
Balance Due Refinery/(Javelina) after settlement	**

* All volumes and amounts are fictional and intended for this example only.

EXHIBIT B

Plant Allocation Statement

Statement 4 of Exhibit B

Statement 4

Javelina Plant Allocation

Energy Expense Charge

Month, Year

Electricity Cost	**
Plant Fuel Cost	**
Energy Expense	**

Pro-Rata Share of Inlet Gas Mcfs	**

Energy Expense Charge	**

* All volumes and amounts are fictional and intended for this example only.

EXHIBIT B

Plant Allocation Statement

Statement 5 of Exhibit B

Statement 5

Javelina Plant Allocation

Plant Net Proceeds Attributable to Supplier by Refinery and

Credit(s) due Processor on Curtailments

Month, Year

	East Refinery				West Refinery			Total
			Weighted			Weighted
	Unit of		Average			Average
Plant Products	Measure	Volume	Sales Price	Value	Volume	Sales Price	Value	Value
Ethylene	Pounds	**	**	**	**	**	**	**
Propylene	Pounds	**	**	**	**	**	**	**
Ethane	Gallons	**	**	**	**	**	**	**
Propane	Gallons	**	**	**	**	**	**	**
Iso-Butane	Gallons	**	**	**	**	**	**	**
Normal Butane	Gallons	**	**	**	**	**	**	**
Pentanes Plus	Gallons	**	**	**	**	**	**	**
Hydrogen	Mmbtus	**	**	**	**	**	**	**

Plant Net Proceeds Attributable to Supplier				**			**	**

Inlet Mcf				**			**	**

Monthly Average $ per Mcf				**			**	**

Supplier's East less West Monthly Average $ per Mcf				**

Volume of Mcf's cutback from East rather than West				**

Value Loss of Cutting Back				**

Processor's POP %				**

Credit due Processor for Supplier's Preferential Curtailment				**

Processor's Economic Loss due to Supplier's Curtailment of Off-Gas as defined in Section 3.2 of Gas Processing Agreement

Plant Net Proceeds Attributable to Supplier				**			**

Inlet Mcf				**			**

Monthly Average $ per Mcf				**			**

Mcfs Curtailed				**			**

Processor's POP %				**			**

Processor's Economic Loss due to Supplier's Curtailment of Off-Gas				**			**	**

* All volumes and amounts are fictional and intended for this example only.

EXHIBIT B

Plant Allocation Statement

Statement 6 of Exhibit B

Statement 6

Javelina Plant Allocation

Supplier Proceeds Calculation

Month, Year

Plant Net Proceeds Attributable to Supplier's Off-Gas	**

Energy Expense Charge	**

Supplier's Net Proceeds	**

Supplier's Proceeds	**
Gas Imbalance Settlement	**
Excess Gas Purchase/Sale	**
Credit due Processor for Supplier's Preferential Curtailment	**
Processor's Economic Loss from Supplier Curtailment (Section 3.2)	**

Total Payment Due Supplier (Processor)	**

* All volumes and amounts are fictional and intended for this example only.